Exhibit 32.1
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  Written Statement of the Chief Executive Officer and Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350


     Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of National Research Corporation (the "Company"), hereby certify, based on our knowledge, that the quarterly Report on Form 10-Q of the Company for the nine month ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Michael D. Hays
                                       -----------------------------------------
                                       Michael D. Hays
                                       Chief Executive Officer


                                       /s/ Patrick E. Beans
                                       -----------------------------------------
                                       Patrick E. Beans
                                       Chief Financial Officer

                                       Date:   November 14, 2003
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